UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2004

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release issued January 28, 2004 by Time Warner Inc. and furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

      On January 28, 2004, Time Warner Inc. (“Time Warner”) issued a press release setting forth its financial results for its full year and fourth quarter ended December 31, 2003. A copy of Time Warner’s press release is attached as Exhibit 99.1 to this report. Time Warner does not intend for this Item 12 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

	By:	/s/ Wayne H. Pace

	Name:	Wayne H. Pace
	Title:	Executive Vice President and Chief Financial Officer

Date: January 28, 2004

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued January 28, 2004 by Time Warner Inc. and furnished pursuant to Item 12, “Results of Operations and Financial Condition.”